UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

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Lamar Advertising Company
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate> May 28, 2020 . Meeting Information Meeting Type: Annual Meeting <mtgtype> LAMAR ADVERTISING COMPANY March 30, 2020 For holders as of: <recdate> May 28, 2020 9:00 AM CDT Date: Time: <mtgtime> Location: Lamar Advertising Company 5321 Corporate Boulevard Baton Rouge, LA 70808 You are receiving this communication because you hold LAMAR ADVERTISING COMPANY shares in the above named company. 5321 CORPORATE BLVD BATON ROUGE, LA 70808 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000455423_1 R1.0.1.18*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate> May 28, 2020 . Meeting Information Meeting Type: Annual Meeting <mtgtype> LAMAR ADVERTISING COMPANY March 30, 2020 For holders as of: <recdate> May 28, 2020 9:00 AM CDT Date: Time: <mtgtime> Location: Lamar Advertising Company 5321 Corporate Boulevard Baton Rouge, LA 70808 You are receiving this communication because you hold LAMAR ADVERTISING COMPANY shares in the above named company. 5321 CORPORATE BLVD BATON ROUGE, LA 70808 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000455423_1 R1.0.1.18

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the gg ggg following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. ggg gg Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box available and follow the instructions. marked by the arrow ggg gg Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000455423_2 R1.0.1.18Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the gg ggg following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. ggg gg Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box available and follow the instructions. marked by the arrow ggg gg Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000455423_2 R1.0.1.18

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Nancy Fletcher 02) John E. Koerner, III 03) Marshall A. Loeb 04) Stephen P. Mumblow 05) Thomas V. Reifenheiser 06) Anna Reilly 07) Kevin P. Reilly, Jr. 08) Wendell Reilly 09) Elizabeth Thompson The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Approval, on an advisory and non-binding basis, of the compensation of the Company's named executive officers. 3. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Depending on the public health and travel concerns relating to the coronavirus (COVID-19) pandemic and the protocols that federal, state and local governments may impose, we may announce alternative arrangements for the location of the meeting, which may include holding the meeting solely by means of remote communication. We will make any such announcement as promptly as practicable before the meeting, by press release and by filing the press release as additional soliciting material with the Securities and Exchange Commission. 0000455423_3 R1.0.1.18Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Nancy Fletcher 02) John E. Koerner, III 03) Marshall A. Loeb 04) Stephen P. Mumblow 05) Thomas V. Reifenheiser 06) Anna Reilly 07) Kevin P. Reilly, Jr. 08) Wendell Reilly 09) Elizabeth Thompson The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Approval, on an advisory and non-binding basis, of the compensation of the Company's named executive officers. 3. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Depending on the public health and travel concerns relating to the coronavirus (COVID-19) pandemic and the protocols that federal, state and local governments may impose, we may announce alternative arrangements for the location of the meeting, which may include holding the meeting solely by means of remote communication. We will make any such announcement as promptly as practicable before the meeting, by press release and by filing the press release as additional soliciting material with the Securities and Exchange Commission. 0000455423_3 R1.0.1.18

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